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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported)  May 14, 2003
                                                            ------------



                            DEXTERITY SURGICAL, INC.
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             (Exact name of registrant as specified in its charter)


                   Delaware                                   0-20532                        74-2559866
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(State or other jurisdiction of incorporation)        (Commission File Number)     (IRS Employer Identification No.)
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 12961 Park Central, Suite 1300, San Antonio, Texas                78216
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   (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code: (210) 495-8787


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         (Former name or former address, if changed since last report.)



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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Business Acquired.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits

                  99.1 Press Release

ITEM 9. REGULATION FD DISCLOSURE.

         On May 14, 2003, the Company issued a press release regarding its financial results for the quarter ended March 31, 2003. A copy of the press release issued by the Company concerning its financial results is attached hereto as Exhibit 99.1 and incorporated herein by reference.

         All of the foregoing information is being furnished under Item 12 -
Results of Operations and Financial Condition. It is being furnished under Item
9 of this Form 8-K in accordance with interim guidance issued by the SEC in Release No. 33-8216. Such information, including the Exhibits attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities
Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DEXTERITY SURGICAL, INC.



                                        By  /s/ Randall K. Boatright
                                            ----------------------------------
                                            Randall K. Boatright
                                            Executive Vice President and
                                            Chief Financial Officer

Dated May 14, 2003


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                                 EXHIBIT INDEX

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
EXHIBIT
NUMBER           DESCRIPTION
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
 99.1            Press Release
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